Exhibit 10.2

Form of Subscription Agreement

SUBSCRIPTION AGREEMENT

April 19, 2007

Ladies and Gentlemen:

The undersigned (the “Purchaser”) hereby confirms its agreement with you as follows:

1.                     This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Rentech, Inc., a Colorado corporation (the “Company”), and the Purchaser.

2.                     The Company has authorized the sale and issuance to certain purchasers of 20,092,160 units (the “Units”), each comprised of one share (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company, and warrants (the “Warrants”) to purchase 0.20 shares of Common Stock (and the fractional amount being the “Warrant Ratio”)(the “Warrant Shares,” and together with the Shares, the “Total Shares”), for a purchase price of $2.73 per Unit (the “Purchase Price”).  The Shares and Warrants are referred to collectively as the “Securities.” The Units will not be represented by a certificate or document, and the Shares and Warrants constituting the Units shall be immediately separable.

3.                     The offering and sale of the Securities (the “Offering”) is being made pursuant to (1) effective Registration Statements on Form S-3 (Registration No. 333-132594 and 333-125162) filed by the Company with the Securities and Exchange Commission (the “Commission”) (the “Registration Statement”), which contains the base prospectuses dated March 30, 2006 and August 5, 2005, respectively (collectively, the “Base Prospectus”), (2) if applicable, certain “free writing prospectus” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended), that have or will be filed with the Commission and delivered to the Purchaser on or prior to the date hereof, (3) a preliminary prospectus supplement to the Base Prospectus dated April 19, 2007 (together with the Base Prospectus, the “Statutory Prospectus”), and (4) a final prospectus supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered to the Purchaser (or made available to the Purchaser by the filing by the Company of an electronic version thereof with the Commission) along with the Company’s counterpart to this Agreement.

4.                     The Company and the Purchaser agree that the Purchaser will purchase from the Company and the Company will issue and sell to the Purchaser the Securities set forth below for the aggregate purchase price set forth below.  The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  The Purchaser acknowledges that the Offering is not being underwritten by the placement agent (the “Placement Agent”) named in the Prospectus Supplement and that there is no minimum offering amount.

5.                     (a)  The manner of settlement of the Securities purchased by the Purchaser shall be determined by such Purchaser as follows:

Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Purchaser’s name and address as set forth below, and released by Computershare Trust Company Inc., the Company’s transfer agent (the “Transfer Agent”), to the Purchaser at the Closing.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE PURCHASER AND THE COMPANY, THE PURCHASER SHALL:

(I)                         DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE UNITS ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE UNITS, AND

(II)                     REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE PURCHASER TO THE FOLLOWING ACCOUNT:

JPMorgan Chase Bank, N.A.
ABA 021000021
Account No. 304-889-474, Rentech, Inc./Credit Suisse Escrow A/C
Attention: Florence Hanley
Phone: 212.623.6811

IT IS THE PURCHASER’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER. IF THE PURCHASER DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE UNITS MAY NOT BE DELIVERED AT CLOSING TO THE PURCHASER OR THE PURCHASER MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

(b)                   6.     The executed Warrant shall be delivered in accordance with the terms set forth in Annex I hereto.

6.                     The Purchaser represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Purchaser nor any group of Purchasers (as identified in a public filing made with the Commission) of which the Purchaser is a part in connection with the Offering of the Securities, acquired, or obtained the right to acquire, 15% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7.                     The Purchaser represents that it has received the Statutory Prospectus, the documents incorporated by reference therein, and any free writing prospectus (collectively, the “General Disclosure Package”), prior to or in connection with the receipt of this Agreement along with the Company’s counterpart to this Agreement.

8.                     No offer by the Purchaser to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agent on behalf of the Company) sending (orally, in writing, or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

Number of Units:
Purchase Price Per Unit:	$
Aggregate Purchase Price:	$

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

	Dated as of:	, 2007

PURCHASER

By:
Print
Name:
Title:

Address:

Agreed and Accepted
this day of , 2007:

RENTECH, INC.

By:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.                     Authorization and Sale of the Securities.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2.                     Agreement to Sell and Purchase the Securities; Placement Agent.

2.1                   At the Closing (as defined in Section 3.1), the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, upon the terms and conditions set forth herein, the number of Securities set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2                   The Company proposes to enter into substantially this same form of Subscription Agreement with certain other purchasers (the “Other Purchasers”) and expects to complete sales of Securities to them.  The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the Subscription Agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.”

2.3                   Purchaser acknowledges that the Company intends to pay Credit Suisse Securities (USA) LLC (the “Placement Agent”) a fee (the “Placement Fee”) in respect of the sale of Securities to the Purchaser.

2.4                   The Company has entered into the Placement Agent Agreement, dated April __, 2007 (the “Placement Agreement”), with the Placement Agent that contains certain representations, warranties, covenants, and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.  A copy of the Placement Agreement is available upon request by contacting the Placement Agent.

3.                     Closings and Delivery of the Securities and Funds.

3.1                   Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Purchasers will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Purchaser the number of Securities set forth on the Signature Page registered in the name of the Purchaser or, if so indicated on the Purchaser Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Purchaser, (b) the Company shall cause to be delivered to the Purchaser a Warrant to purchase a number of whole Warrant Shares determined by multiplying the number of Shares set forth on the signature page by the Warrant Ratio and rounding down to the nearest whole number, and (c) the aggregate purchase price for the Securities being purchased by the Purchaser will be delivered by or on behalf of the Purchaser to the Company.

3.2                   (a)          Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Securities to the Purchaser shall be subject to: (a) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and (b) the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing Date.

(b)                   Conditions to the Purchaser’s Obligations.  The Purchaser’s obligation to purchase the Securities will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, and to the condition that the Placement Agent shall not have: (a) terminated the Placement Agreement pursuant to the terms thereof or (b) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Purchaser’s obligations are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Securities that they have agreed to purchase from the Company.

3.3                   Delivery of Funds.  No later than one (1) business day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Purchaser to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of                       , 2007, by and among the Company, the Placement Agent and JPMorgan Chase Bank, N.A. (the “Escrow Agent”):

JPMorgan Chase Bank, N.A.
ABA 021000021
Account No. 304-889-474, Rentech, Inc./Credit Suisse Escrow A/C
Attention: Florence Hanley
Phone: 212.623.6811

Such funds shall be held in escrow by the Escrow Agent on behalf of the Purchasers.  On the date of Closing, upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 3.2(b) hereof, the Placement Agent shall deliver such funds to the Company; provided, that that a portion of the escrowed funds shall be withheld by the Placement Agent and applied to the Placement Fee.  Other than as set forth above, the Placement Agent shall have no rights in or to any of the escrowed funds.

The Purchaser hereby acknowledges that the Escrow Agent shall not be liable under the Escrow Agreement or this Agreement, except for its own gross negligence or willful misconduct.

3.4                   Delivery of Securities.  No later than one (1) business day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall direct the broker-dealer at which the account or accounts to be credited with the Securities being purchased by such Purchaser are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing Computershare Trust Company Inc., the Company’s transfer agent, to credit such account or accounts with the Securities by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Securities, which date shall be provided to the Purchaser by the Placement Agent.  Simultaneously with the delivery to the Company by the Placement Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct its transfer agent to credit the Purchaser’s account or accounts with the Securities pursuant to the information contained in the DWAC.

4.                     Representations, Warranties and Covenants of the Purchaser.

4.1                   The Purchaser represents and warrants to, and covenants with, the Company that (a) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities, (b) the Purchaser is acquiring the number of Securities set forth on the Signature Page hereto in the ordinary course of its business and for its own account; (c) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and their prospective rules and regulations promulgated thereunder; (d) the Purchaser has answered all questions on the Signature Page and the Purchaser Questionnaire for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (e) the Purchaser, in connection with its decision to purchase the number of Securities set forth on the Signature Page, is relying only upon the General Disclosure Package, the documents incorporated by reference therein and the representations and warranties of the Company contained herein; (f) Purchaser is aware of the Company’s Shareholder Rights Plan dated as of January 18, 2005, as amended, and (g) the Purchaser, after giving effect to the transactions contemplated hereby, will not, either individually or with a group (as defined in Section 13(d)(3) of the Exchange Act), be the beneficial owner of 15% or more of the Company’s outstanding Common Stock.  For purpose of this Section 4.1, beneficial ownership shall be determined pursuant to Rule 13d-3 under the Exchange Act.

4.2                   The Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or any Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required.  Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.  The Placement Agent is not authorized to make and have not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Prospectus.

4.3                   The Purchaser further represents and warrants to, and covenants with, the Company that (a) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchasers herein may be legally unenforceable.

4.4                   The Purchaser understands that nothing in this Agreement, the Prospectus or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.5                   The Purchaser represents, warrants and agrees that, since the earlier to occur of (i) the date on which the Placement Agent first contacted such Purchaser about the Offering and (ii) the date of this Agreement, it has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).  The Purchaser covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5.             Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein will survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.  The Placement Agent shall be a third party beneficiary with respect to representations, warranties and agreements of the Purchaser in Section 4 hereof.

6.                     Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)                   if to the Company, to:

Rentech, Inc.

10877 Wilshire Blvd, Suite 710

Los Angeles, CA 90024

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California  94025

Attention:  Anthony J. Richmond, Esq.

(b)                   if to the Purchaser, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.                     Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

8.                     Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.                     Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.                  Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.                  Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Purchaser acknowledge and agree that the Company shall deliver its counterpart to the Purchaser along with the

Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12.                  Confirmation of Sale.  The Purchaser acknowledges and agrees that such Purchaser’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Securities to such Purchaser.

13.                  Termination. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

14.                  Third Party Beneficiary.  Except as expressly set forth in Section 2.4 and Section 5 hereof, nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

15.                  Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

EXHIBIT A

RENTECH, INC.

PURCHASER QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.                                       The exact name that your Shares and Warrants are to be registered in.  You may use a nominee name if appropriate:

2.                                       The relationship between the Purchaser and the registered holder listed in response to item 1 above:

3.                                       The mailing address of the registered holder listed in response to item 1 above:

4.                                       The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.                                       Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Securities are maintained):

6.                                       DTC Participant Number:

7.                                       Name of Account at DTC Participant being credited with the Securities:

8.                                       Account Number at DTC Participant being credited with the Securities: